Taxes on Income from Continuing Operations	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 8 – Income Taxes

Income tax expense during interim periods is based on applying an estimated annual effective income tax rate to year-to-date income, plus any significant unusual or infrequently occurring items which are recorded in the interim period.  The provision for income taxes for the three months ended March 31, 2013 and 2012 differs from the amount that would be provided by applying the statutory U.S. federal income tax rate of 34% to pre-tax income primarily because of state income taxes and estimated permanent differences.

The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgment including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in various jurisdictions, permanent and temporary differences, and the likelihood of recovering deferred tax assets generated in the current year.  The accounting estimates used to compute the provision for income taxes may change as new events occur, more experience is obtained, additional information becomes known or as the tax environment changes.

Note 13 – Taxes on Income from Continuing Operations

The sources of income (loss) from continuing operations before income taxes were as follows:

	December 31,
	2012	2011

United States	$828,267	$(2,495,733)
Foreign	-	-

Income (loss) before income taxes	$828,267	$(2,495,733

The components of the (benefit from) provision for income taxes are as follows:

	December 31,
	2012	2011
Current
Federal	$-	$-
State	-	-
	-	-

Deferred
Federal	372,064	(782,805)
State	54,715	(115,118)
	426,779	(897,923)

Provision for (benefit from) income taxes	$426,779	$(897,923)

The total income tax provision (benefit) from continuing operations differs from the amount computed by applying the statutory federal income tax rate of 34% to loss before taxes. The reasons for this difference for the years ended December 31, 2012 and 2011 are as follows:

	December 31,
	2012	2011

Computed expected tax benefit	$281,610	$(848,549)

Increase (reduction) in income taxes resulting from:
State and local income taxes, net of federal impact	41,413	(124,787)
Stock compensation adjustment	87,877	96,629
Other	15,879	(21,216)

Provision for (benefit from) income taxes	$426,779	$(897,923)

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.

Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

We have a requirement of reporting of taxes based on tax positions which meet a more likely than not standard and which are measured at the amount that is more likely than not to be realized.  Differences between financial and tax reporting which do not meet this threshold are required to be recorded as unrecognized tax benefits.  This standard also provides guidance on the presentation of tax matters and the recognition of potential IRS interest and penalties. As of December 31, 2012 and 2011, the Company does not have an unrecognized tax liability.

The components of deferred income taxes for the years ended December 31, 2012 and 2011 are as follows:

	December 31, 2012		December 31, 2011
	Current	Long-Term	Current	Long-Term
Deferred tax assets
Reserves and accruals	$166,766	$-	$215,222	$-
Amortization	-	249,446	-	229,974
Capital losses	-	11,396	-	8,325
FAS 123R - Accrued NSO Expense	-	405,386	-	384,124
Net operating losses	-	1,008,850	-	534,830
	166,766	1,675,078	215,222	1,157,253
Less: Valuation Allowance	-	-	-	-

Total deferred tax assets	166,766	1,675,078	215,222	1,157,253

Deferred tax liabilities
Depreciation	-	(2,126,740)	-	(1,544,740)
Acquired intangible assets	(13,300)	-	(28,052)	-

Total deferred tax liabilities	(13,300)	(2,126,740)	(28,052)	(1,544,740)

Net deferred tax assets (liabilities)	$153,466	$(451,662)	$187,170	$(387,487)

As of December 31, 2012 and 2011, the Company did not record any valuation allowances.

As of December 31, 2012, the Company had Federal net operating loss carryforwards of approximately $2.4 million to reduce future taxable income, which expire after 2029.

The Company classifies penalty and interest expense related to income tax liabilities as an income tax expense. There are no interest and penalties recognized in the statement of operations or accrued on the balance sheet.

The Company files tax returns in the United States, in the states of Colorado, Kansas, North Dakota, and Pennsylvania. The tax years 2009 through 2012 remain open to examination in the taxing jurisdictions to which the Company is subject.